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Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT OF CHIEF EXECUTIVE/FINANCIAL OFFICERS

I, Harry Hargens, President/CEO and R.B.Harris, Chief Financial Officer , of InstaPay Systems, Inc. and Subsidiary. ( the "Company" ), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 (the " Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    April 22, 2004


                               /S/ Harry Hargens
                               -----------------------------------------------
                               Harry Hargens, President/CEO/Director



                               /S/ R. B. Harris
                               -----------------------------------------------
                               R. B. Harris, Director/Chief Financial Officer















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